UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2017

NEXPOINT MULTIFAMILY CAPITAL TRUST, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	333-200221	46-4106316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 11, 2017, NexPoint Multifamily Capital Trust, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). All matters submitted for approval by the Company’s stockholders, as described in the Company’s proxy statement, were approved. The number of shares of common stock entitled to vote at the Annual Meeting was 1,130,332, representing the number of Class A shares of common stock outstanding as of August 30, 2017, the record date for the Annual Meeting.

The results of each matter voted on were as follows:

1.	Election of directors. The following directors were elected for terms expiring at the 2018 annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Brian Mitts	1,092,958	—	—
D. Kirk McAllaster, Jr.	1,092,958	—	—
John M. Pons	1,092,958	—	—

96.7% of the shares of common stock entitled to vote voted “For” the proposal.

2.	Approval of a form of the Company’s articles of amendment and restatement. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,092,958	—	—	—

96.7% of the shares of common stock entitled to vote voted “For” the proposal.

3.	Approval of a form of the Company’s amended and restated advisory agreement. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
110,448	—	—	—

74.7% of the shares of common stock entitled to vote voted “For” the proposal.

4.	Approval of a form of the 2017 LTIP. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,092,958	—	—	—

96.7% shares of common stock entitled to vote voted “For” the proposal.

5.	Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017. The appointment was ratified.

Votes For	Votes Against	Abstentions
1,092,958	—	—

96.7% of the shares of common stock entitled to vote voted “For” the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT MULTIFAMILY CAPITAL TRUST, INC.

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Executive
VP-Finance and Treasurer

Date: September 12, 2017